UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 2 TO CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2001


                           Washington Banking Company

             (Exact name of registrant as specified in its charter)



                                   Washington

                 (State or other jurisdiction of incorporation)


         000-24503                                      91-1725825

(Commission File Number)                       (IRS Employer Identification No.)

                              450 SW Bayshore Drive
                              Oak Harbor, WA 98277

               (Address of principal executive offices) (Zip Code)



                                 (360) 679-3121
              (Registrant's telephone number, including area code)



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                                   FORM 8-K/A

                           WASHINGTON BANKING COMPANY
                             Oak Harbor, Washington

                                November 15, 2001


Item 4.  Change in Registrant's Certifying Accountant

The Company filed a Form 8-K on November 21, 2001 in which it announced that, on November 15, 2001, the Company had determined that it would not reappoint KPMG LLP as its independent accountants, effective upon KPMG LLP's completion of the audit of the Company's financial statements as of and for the year ended December 31, 2001 and the issuance of their report thereon. The Company also announced that it had engaged Moss Adams LLP as its independent accountants effective after KPMG LLP completes its audit of the Company's financial statements as of and for the year ended December 31, 2001 and the issuance of their report thereon. The decision to change accountants was approved by the Company's full board of directors.

The Company therefore dismissed KPMG LLP as its independent accountants as of March 22, 2002, the date the Company filed its Form 10-K for fiscal year 2001. KPMG LLP's report on the financial statements for the year ended December 31, 2001 included in that Form 10-K did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods before KPMG LLP's dismissal, the Company has not had any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has engaged Moss Adams LLP as its independent accountants for the year ended December 31, 2002, effective as of March 22, 2002.

The Company requested KPMG LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in this Form 8-K/A. A copy of that letter, dated April 1, 2002, is filed as an Exhibit to this Form 8-K/A.


Item 7.  Financial Statements and Exhibits

16.      Letter from KPMG regarding change in Registrant's accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WASHINGTON BANKING COMPANY



Date:    March 28, 2002          By:   /s/ Michal D. Cann
                                -----------------------------
                                 Michal D. Cann
                                 President and Chief Executive Officer



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                                      INDEX



Exhibit Number                      Description of Document

16 Letter from KPMG LLP to Securities and Exchange Commission dated April 1, 2002 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

April 1, 2002


Securities and Exchange Commission
Washington, D.C. 20549

We were previously principal accountants for Washington Banking Company (Company) and, under the date of January 25, 2002, we reported on the consolidated financial statements of the Company as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001. On November 15, 2001, we were notified that the Company engaged Moss Adams LLP as its principal accountant for the year ending December 31, 2002 and that the auditor-client relationship with KPMG LLP would cease upon completion of the audit of the Company's consolidated financial statements as of and for the year ending December 31, 2001, and the issuance of our report thereon. We have read the Company's statements included under Item 9 of its Form 10-K dated April 1, 2002, and we agree with such statements.


Very truly yours,


By:   /s/ KPMG, LLP
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